AMG River Road Large Cap Value Select Fund
Schedule of Portfolio Investments (unaudited)
January 31, 2023
	Shares	Value
Common Stocks - 96.3%
Communication Services - 10.0%
Alphabet, Inc., Class C*	16,280	$1,625,884
T-Mobile US, Inc.*	13,120	1,958,947

Total Communication Services		3,584,831
Consumer Discretionary - 8.7%
LKQ Corp.	33,470	1,973,391
NVR, Inc.*	220	1,159,400

Total Consumer Discretionary		3,132,791
Consumer Staples - 9.8%
Keurig Dr Pepper, Inc.	50,326	1,775,501
Nestle SA, Sponsored ADR (Switzerland)	14,069	1,719,443

Total Consumer Staples		3,494,944
Energy - 7.2%
EOG Resources, Inc.	10,743	1,420,762
Suncor Energy, Inc. (Canada)	33,310	1,156,523

Total Energy		2,577,285
Financials - 30.1%
Berkshire Hathaway, Inc., Class B*	9,058	2,821,748
Blackstone, Inc.	17,593	1,688,224
Fairfax Financial Holdings, Ltd. (Canada)	2,470	1,644,378
KKR & Co., Inc.	29,972	1,672,737
U.S. Bancorp	31,720	1,579,656
Willis Towers Watson PLC (United Kingdom)	5,466	1,389,403

Total Financials		10,796,146
Health Care - 5.0%
CVS Health Corp.	14,678	1,294,893
	Shares	Value

UnitedHealth Group, Inc.	981	$489,706

Total Health Care		1,784,599
Industrials - 16.4%
Armstrong World Industries, Inc.	13,692	1,059,898
Carlisle Cos., Inc.	7,168	1,798,164
Ferguson PLC (United Kingdom)	11,105	1,580,686
TransUnion	20,238	1,452,076

Total Industrials		5,890,824
Information Technology - 9.1%
Fiserv, Inc.*	16,986	1,812,067
Visa, Inc., Class A1	6,240	1,436,510

Total Information Technology		3,248,577

Total Common Stocks (Cost $31,340,784)		34,509,997
Short-Term Investments - 3.7%
Other Investment Companies - 3.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.23%[2]	537,294	537,294
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.30%[2]	805,961	805,961

Total Short-Term Investments (Cost $1,343,255)		1,343,255
Total Investments - 100.0% (Cost $32,684,039)		35,853,252
Other Assets, less Liabilities - 0.0%#		(7,522)
Net Assets - 100.0%		$35,845,730

*	Non-income producing security.
#	Less than 0.05%.
[1]	Some of this security, amounting to $1,422,007 or 4.0% of net assets, was out on loan to various borrowers and is collateralized by various U.S. Treasury Obligations. See below for more information.
[2]	Yield shown represents the January 31, 2023, seven day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt

AMG River Road Large Cap Value Select Fund
Schedule of Portfolio Investments (continued)
The following table summarizes the inputs used to value the Fund's investments by the fair value hierarchy levels as of January 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$34,509,997	—	—	$34,509,997
Short-Term Investments
Other Investment Companies	1,343,255	—	—	1,343,255
Total Investments in Securities	$35,853,252	—	—	$35,853,252

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund's Schedule of Portfolio Investments.
For the period ended January 31, 2023, there were no transfers in or out of Level 3.
The Fund participates in the securities lending program offered by The Bank of New York Mellon providing for the lending of securities to qualified brokers. The value of securities loaned on positions held, cash collateral and securities collateral received at January 31, 2023, were as follows:
Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
$1,422,007	—	$1,443,475	$1,443,475
The following table summarizes the securities received as collateral for securities lending at January 31, 2023:
Collateral Type	Coupon Range	Maturity Date Range
U.S. Treasury Obligations	0.000%-7.500%	02/28/23-05/15/52
For additional information about significant accounting policies, including valuation of investments, refer to the Fund’s most recent semi or annual report.